UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2009
Entertainment Properties Trust
(Exact name of registrant as specified in its charter)

Maryland	1-13561	43-1790877
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
30 West Pershing Road, Suite 201
Kansas City, Missouri 64108
(Address of principal executive office)(Zip Code)
(816) 472-1700
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EX-99.1
EX-99.2

Item 2.02. Results of Operations and Financial Condition.
     On July 27, 2009, Entertainment Properties Trust (the “Company”) announced its results of operations and financial condition for the second quarter and six months ended June 30, 2009. The public announcement was made by means of a press release, the text of which is set forth in Exhibit 99.1 hereto and is hereby incorporated by reference herein.
     In addition, on July 27, 2009, the Company announced supplemental operating and financial data for the second quarter and six months ended June 30, 2009. The public announcement of the supplemental operating and financial data was made by means of a press release, the text of which is set forth in Exhibit 99.2 hereto and is hereby incorporated by reference herein.
     The information in this current report on Form 8-K, including the exhibits, is being “furnished” and shall not be deemed “filed” for the purposes of or otherwise subject to liabilities under Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release dated July 27, 2009 issued by Entertainment Properties Trust announcing its results of operations and financial condition for the second quarter and six months ended June 30, 2009.

Exhibit 99.2	Supplemental Operating and Financial Data for the second quarter and six months ended June 30, 2009 issued by Entertainment Properties Trust on July 27, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERTAINMENT PROPERTIES TRUST
By:	/s/ Mark A. Peterson
Mark A. Peterson
Vice President, Treasurer and Chief Financial Officer

Date: July 27, 2009

INDEX TO EXHIBITS

Exhibit	Description

Exhibit 99.1	Press Release dated July 27, 2009 issued by Entertainment Properties Trust announcing its results of operations and financial condition for the second quarter and six months ended June 30, 2009.

Exhibit 99.2	Supplemental Operating and Financial Data for the second quarter and six months ended June 30, 2009 issued by Entertainment Properties Trust on July 27, 2009.